                                                                   EXHIBIT 10.26

             CENTURY COMMUNICATIONS CORP. WARRANT (INITIAL WARRANT)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES OF THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR PURSUANT TO AN EXEMPTION THEREFROM, AND EXCEPT AS PERMITTED UNDER APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Issue Date:  May 5, 1998


                    WARRANT TO PURCHASE SERIES A COMMON STOCK

                                       OF

                               AT HOME CORPORATION

        THIS CERTIFIES THAT in consideration of the continued rapid deployment of the @Home Service of At Home Corporation, a Delaware corporation (the "COMPANY"), Century Communications Corp., a New Jersey corporation (the "INITIAL REGISTERED HOLDER"), or its permitted registered assigns (including the Initial Registered Holder, the "REGISTERED Holder"), is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time (i) on or after the Commencement Date and (ii) on or prior to the Expiration Date, 2,630,000 shares of the Company's Series A Common Stock (subject to adjustment as set forth in the Company's Certificate of Incorporation), at an exercise price equal to $10.50 per share of Series A Common Stock (such price, as it may be adjusted pursuant to the provisions of Section 5 below, referred to as the "EXERCISE PRICE"), upon surrender of this Warrant at the principal office of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full exercise price for the shares of Warrant Stock so purchased. The Exercise Price and the number and kind of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

Notwithstanding anything to the contrary contained in this Warrant, this Warrant and all rights to purchase Warrant Stock hereunder shall terminate on the Expiration Date.

1.      CERTAIN DEFINITIONS.

        1.1 DEFINITIONS INCORPORATED BY REFERENCE. The following terms shall have the meaning ascribed to them in the @Home Network Distribution Agreement, dated as of May 1, 1998, between the Company and the Initial Registered Holder:

               Term                                       Cross Reference
               ----                                       ---------------
               @Home Service                              Section 1(d)
               @Home Facilities Upgrade                   Section 1(b)
               Deployment Schedule                        Section 1(l)
               Living Unit                                Section 1(s)
               Master Roll-Out Plan                       Section 2(a)(i)
               MDU                                        Section 1(y)
               One-Way Data-Ready Cable System            Section 1(k)
               Service Area                               Section 1(ee)
               Service Area Plan                          Section 2 (b)(i)
               Two-Way Data-Ready Cable System            Section 1(k)

        1.2 ADDITIONAL DEFINITIONS. The following additional definitions shall apply for purposes of this Warrant:

               "ACT" means the Securities Act of 1933, as amended.

               "COMMENCEMENT DATE" means March 31, 1999.

               "COMMERCIALLY DEPLOYED" means a Eligible Living Unit that is: (i) connected to a Two-Way Data-Ready Cable System or to a One-Way Data-Ready Cable System; and (ii) able to subscribe to the @Home Service, if desired. Notwithstanding the foregoing, if an Eligible Living Unit that is connected to a Two-Way Data-Ready Cable System or to a One-Way Data-Ready Cable System is not able to subscribe to the @Home Service because the Company has not completed the @Home Facilities Upgrade in accordance with the Deployment Schedule set forth in the Service Area Plan for that Eligible Living Unit, such Eligible Living Unit will be considered "Commercially Deployed." A Eligible Living Unit will be considered "connected" to a Two-Way Data Ready Cable System or a One-Way Data Ready Cable System, if the Eligible Living Unit is located within 150 feet of the applicable Two-Way Data Ready Cable System or One-Way Data Ready Cable System. A Eligible Living Unit in a MDU that meets the criteria set forth in clause (i) and (ii) above shall be counted as one Commercially Deployed Living Unit.

               "DETERMINATION DATE" means March 31 of each of 1999, 2000, 2001, 2002 and 2003.

               "DISTRIBUTION AGREEMENT" means the @Home Network Distribution Agreement, dated as of May 1, 1998, between the Company and the Initial Registered Holder.

               "ELIGIBLE LIVING UNITS" means the Living Units in those Service Areas indicated on the Master Roll-Out Plan that were used for calculating the number of Warrant Shares.

               "EXPIRATION DATE" means 5:00 p.m. Pacific Time on June 1, 2004.

               "ISSUE DATE" means the date of this Warrant.

               "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual, fiduciary or other capacity.

               "SEC" means the U.S. Securities and Exchange Commission.

               "SECOND WARRANT" means the warrant (and any warrant(s) delivered in substitution or exchange therefor, as provided therein) to be issued to the Initial Registered Holder upon the occurrence of certain events, pursuant to the Warrant Purchase Agreement, dated as of the date of this Warrant, between the Company and the Initial Registered Holder.

               "SERIES A COMMON STOCK" means the Company's Series A Common Stock, par value $0.01 per share, and stock of any other series or class into which the same may be changed.

               "WARRANT" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

               "WARRANT PURCHASE AGREEMENT" means the Agreement dated of even date herewith between the Company and the Initial Registered Holder relating to the purchase of this Warrant.

               "WARRANT STOCK" means shares of Series A Common Stock issued upon exercise of this Warrant (or, for the purposes of Section 2.1.2, the Second Warrant).

        2. EXERCISE.

               2.1 Exercisability of Warrant. This Warrant is not immediately exercisable, and will become exercisable with respect to that number of shares of Warrant Stock as follows:

               2.1.1 On each Determination Date, this Warrant shall become exercisable as to a number of shares of Warrant Stock equal to (x) the number of Eligible Living Units which, on such date, are (A) subject to a Service Area Plan and (B) Commercially Deployed, multiplied by (y) two. On or following a Determination Date, the Registered Holder shall provide the Company with a certificate, executed by either the Chief Executive Officer or Chief Financial Officer of the Registered Holder, setting forth in detail its calculation of such number of residences, which determination shall be conclusive unless disputed by the Company. In the event that the Company shall dispute such determination, the Company shall, within three business days of its receipt of the Registered Holder's certificate, give written notice to the Registered Holder, setting forth in detail the basis of its dispute. In the event of such a dispute, no shares of Warrant Stock shall become exercisable in connection with such Determination Date until both the Company and the Registered Holder shall have resolved such dispute to their mutual satisfaction. For the avoidance of doubt, shares of Warrant Stock exercisable prior to such Determination Date shall continue to be exercisable regardless of any such dispute.

               2.1.2 If, between January 1, 1999 and December 31, 1999, the Initial Registered Holder enters into a binding purchase agreement to acquire additional Living Units in the Los Angeles area from one or more cable operators, excluding any acquired Living Units in respect of which any cable operator has received equity securities of the Company (including warrants and other exercisable or convertible securities) (the "1999 ACQUIRED HOMES"), either this Warrant or the Second Warrant (if such Second Warrant has been issued) shall, on the appropriate Determination Date, become exercisable as to a number of shares of Warrant Stock equal to (x) the number of 1999 Acquired Homes which are (A) subject to a Service Area Plan and (B) Commercially Deployable, multiplied by (y) two. The certification and dispute provisions of Section 2.1.1 shall also apply to the exercisability of shares of Warrant Stock under this
Section 2.1.2.

               2.1.3 In no event shall the number of shares of Warrant Stock exercisable pursuant to Sections 2.1.1 and 2.1.2 of this Warrant exceed 2,630,000.

               2.2 Surrender. Subject to compliance with all applicable securities laws and the provisions of Section 2.1, this Warrant may be exercised in whole or in part by surrendering this Warrant at the principal office of the Company at 425 Broadway, Redwood City, California 94063, with the subscription form attached hereto as Exhibit 1 duly executed by the Registered Holder, accompanied by payment as set forth in Section 2.3 below.

               2.3 Payment of Exercise Price. Payment shall be made at any time with respect to shares of Warrant Stock being purchased hereunder (x) by the payment to the Company, by cash, check and/or wire transfer, of an amount equal to the then-applicable Exercise Price per share multiplied by the number of shares of Warrant Stock then being purchased, or, at the option of the Registered Holder, (y) by surrendering to the Company for cancellation the right to receive upon exercise hereof a number of shares of Series A Common Stock equal to the value (as determined below) of the shares of Warrant Stock with respect to which this Warrant is being exercised, in which case the number of shares to be issued to the Registered Holder upon such exercise shall be computed using the following formula:

                X =     Y(A-B)
                        -----
                          A

Where:          X =     the number of shares of Series A Common Stock to be
                        issued to the Registered Holder.

                Y = the number of shares of Series A Common Stock with respect to which this Warrant is being exercised and with respect to which the right to receive shares is being cancelled.

                A =     the fair market value of one share of Series A Common
                        Stock.

                B = the Exercise Price per share of Series A Common Stock (as it may be adjusted pursuant to the provisions of Section 5);

provided, that in the case of a cashless exercise pursuant to clause (y), the Registered Holder shall only be entitled to surrender for cancellation the right to receive shares which may then be issued upon exercise of this Warrant.

As used herein, the "fair market value of one share of Series A Common Stock" shall mean the average, for the five trading days (or such fewer number of days as the Company's Series A Common Stock may have been publicly traded) ending with the trading day which is two trading days prior to the date of such surrender, of:

                        (a) the closing prices of the Company's Series A Common Stock sold on the securities exchange(s) on which the Series A Common Stock may at the time be listed, or

                        (b) if there have been no sales on such exchange(s) on any such trading day, the average of the highest bid and lowest asked prices on such exchange(s) at the end of such day, or

                        (c) if on any such trading day the Series A Common Stock is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq National Market ("NASDAQ") as of 4:00 p.m., New York City time, on such day, or

                        (d) if on any such trading day the Series A Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

               2.4 Date of Exercise; Fractional Shares. Except as otherwise provided in Section 2.3, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Sections 2.2 and 2.3, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current fair market value of one whole share of Warrant Stock as of the date of exercise, as determined in good faith by the Company's Board of Directors. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.

               2.5 Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Registered Holder and replaced with a new Warrant of like tenor in the name of the Registered Holder providing for the right to purchase the number of shares of Warrant Stock as to which this Warrant has not then been exercised.

               2.6 Taxes. The issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant will be made without charge by the Company to the Registered Holder for any issue tax (other than applicable income tax).

        3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

               3.1 Fully Paid Shares; Reservation. The Company hereby represents and warrants to the Registered Holder that all shares of Warrant Stock which may be issued upon exercise of this Warrant shall have been duly and validly reserved for issuance and, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens, claims, charges, security interests, pledges or encumbrances of any kind, except for restrictions on transfer provided for in this Warrant and under applicable federal and state securities laws. If at any time the number of authorized but unissued shares of the Company's Warrant Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock to such number of shares of Warrant Stock as shall be sufficient for such purpose.

               3.2 Notices. The Company agrees that it will notify the Registered Holder at least ten (10) business days in advance of the proposed consummation of any pending consolidation or merger of the Company into any other corporation or the sale of all or substantially all of the Company's assets to another corporation, unless after the closing of any such transaction the stockholders of the Company immediately prior to such transaction own in excess of fifty percent (50%) of the voting power of the surviving corporation or its parent corporation. Such notice shall include a description of all material terms and conditions of such transaction and the per share value of the consideration to be paid in connection therewith, and other information given by the Company to the holders of its Series A Common Stock in connection with their approval thereof.

               3.3 No Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder under this Warrant against wrongful impairment. Without limiting the generality of the foregoing, the Company: (i) will not set nor increase the par value of any shares of stock issuable upon exercise of this

Warrant above the amount payable therefor upon such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon the exercise of this Warrant.

        4. TRANSFER RESTRICTIONS.

               4.1 Limitations on Transfer.

                        (i) Any portion of this Warrant that is then exercisable pursuant to Section 2.1 above may be assigned, conveyed or transferred by the Registered Holder to a third party without the Company's consent provided that the third party agrees in writing to comply with all of the terms and conditions of this Warrant and the Company is informed in writing of such assignment, conveyance or transfer.

                        (ii) Unless otherwise agreed by @Home in writing, which consent will not be unreasonably withheld, any portion of this Warrant that is not exercisable may not be assigned, conveyed or transferred by the Registered Holder to a third party except when the Eligible Homes underlying that portion of the Warrant are transferred to that third party in accordance with the Distribution Agreement, such third party agrees in writing to comply with all of the terms and conditions of this Warrant, and the Company is informed in writing of such assignment, conveyance or transfer.

               4.2 Mechanics and Effects of Transfer. Any assignment, conveyance or transfer of the Warrant, the Warrant Stock or the rights hereunder shall be made on the books of the Company maintained for such purpose at the principal office of the Company upon surrender of this Warrant or the Warrant Stock and a properly completed assignment in the form of Exhibit 2 hereto. All transferees under this Section 4 will be bound by the provisions of this Section 4. Notwithstanding the foregoing, this Warrant and the rights hereunder may not be assigned, conveyed or transferred unless such assignment, conveyance or transfer also complies with all applicable securities laws and the provisions of Section
8.2 hereof.

               4.3 Legends; Notations. The certificates evidencing the Warrant Stock shall be endorsed with the legends set forth below:

                        (a) a conspicuously noted legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS."; and

                        (b) any legend required by any applicable state securities law.

               The Company shall make a notation on its stock books regarding the restrictions on transfer of the Warrants and Warrant Stock provided by applicable securities and other laws and this Warrant, and will transfer securities on the books of the Company only to the extent not inconsistent therewith. Without limiting the foregoing, the Company shall refuse to register any transfer of the Warrants or Warrant Stock not made in accordance with or pursuant to an applicable exemption from registration under the Act and applicable state securities laws.

        5. ADJUSTMENT OF EXERCISE PRICE, NUMBER AND KIND OF SHARES. The number and kind of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

               5.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Exercise Price of this Warrant and the number of shares of Series A Common Stock issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, recapitalization and the like affecting the number of outstanding shares of Series A Common Stock that occurs after the Issue Date.

               5.2 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the Issue Date, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation or other entity, then, and in each such case, the Registered Holder of this Warrant, upon any permitted exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 5, and the successor or purchasing corporation or other entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Registered Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant; and in each such case, the terms of this Warrant (including the exercisability, transfer and adjustment provisions of this Warrant) shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

        6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in either the Exercise Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable upon the exercise of this Warrant, the Chief Financial Officer of the Company shall promptly thereafter compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company will cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Registered Holder.

        7. LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

        8. REPRESENTATIONS AND WARRANTIES OF THE REGISTERED HOLDER.

               8.1 Restrictions under Securities Laws. The Registered Holder understands that neither the offer and sale of this Warrant nor the offer and sale of shares of Warrant Stock that may be purchased upon exercise thereof have been registered under the Act, or any state securities laws. As a condition to the issuance of this Warrant and to its exercise the Registered Holder hereby represents and warrants to the Company that:

                      (a) The Warrant and the underlying shares of Warrant Stock (collectively, the "SECURITIES") are being and/or will be acquired by the Registered Holder in a transaction exempt from registration under Section 4(2) of the Act and/or Regulation D promulgated under the Act, for its own account, for investment purposes only, and not with a view to the sale or other distribution thereof within the meaning of the Act and the Registered Holder has no present intention of selling or otherwise disposing of all or any portion of the Securities except as permitted by the Warrant Purchase Agreement and this Warrant.

                      (b) The Registered Holder is capable of evaluating the merits and risks of any investment in the Securities, is financially capable of bearing a total loss of this investment and either: (i) has a preexisting personal or business relationship with the Company or its principals; (ii) by reason of the Registered Holder's business or financial experience, has the capacity to protect his or its own interests in connection with this investment; or (iii) if the Registered Holder is the Initial Registered Holder, is an "accredited investor" within the meaning of Regulation D promulgated under the Act, as amended.

                      (c) The Registered Holder has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the Registered Holder considers important to making the decision to acquire the Securities and has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning an investment in the Securities and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

                      (d) The Registered Holder understands that the Securities shall be deemed restricted securities under the Act and may not be resold unless they are registered under the Act and any applicable State securities law, or in the opinion of counsel in form and substance satisfactory to the Company, an exemption from such registration is available.

                      (e) The Registered Holder is aware of Rule 144 promulgated under the Act, which rule provides, in substance, that: (i) after one year from the date restricted securities have been purchased and fully paid for, a holder may transfer restricted securities provided certain conditions are met (e.g., certain public information is available about the Company), and specific limitations on the amount of shares which can be sold within certain periods and the manner in which such shares must be sold are complied with; and (ii) after two years from the date the securities have been purchased and fully paid for, holders who are not "affiliates" of the Company may sell restricted securities without satisfying such conditions.

                      (f) The Registered Holder further understands that if the requirements of Rule 144 are not met, registration under the Act or compliance with some other registration exemption will be required for any disposition of the Securities; and that, although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering or other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and such persons and the brokers who participate in the transactions do so at their own risk. The Registered Holder understands that the Company is under no obligation to register the Securities or take any other actions under the Act or any state securities laws.

               8.2 Compliance with Securities Laws. The Registered Holder of this Warrant, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Act covering the disposition or sale of any Securities, such Registered Holder will not sell or transfer any or all of such Securities unless such sale or transfer is pursuant to an available exemption from registration under the Act and applicable state securities laws. As a condition to any such sale or transfer, the Registered Holder shall first provide the Company with an opinion of counsel satisfactory to the Company to the effect that such sale or transfer is or will be exempt from the registration and prospectus delivery requirements of the Act and applicable state securities laws. Such Registered Holder consents to the Company making a notation on its records, or giving instructions to any transfer agent of such Securities, in order to implement the foregoing restrictions on transfer. The shares issued upon exercise of this Warrant shall bear legends referring to the restrictions on transfer set forth in this Section 8. As a condition to the transfer of this Warrant or transfer of the shares issuable on exercise hereof, any permitted transferee must execute and deliver to the Company representations and warranties similar to these set forth in this
Section 8 and applicable to a transferee of securities in an exempt transaction under the Act and must agree in writing to accept and be bound by all the terms and conditions of this Warrant.

        9. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Warrant does not by itself entitle the Registered Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Registered Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder shall cause such Registered Holder to be a stockholder of the Company for any purpose.

        10. REGULATORY COMPLIANCE. If the Registered Holder of this Warrant or the Warrant Stock would be subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (collectively, the "ANTITRUST LAW"), then prior to such exercise or conversion and following such Registered Holder's notice to the Company of its intention to exercise or convert, the Company and such Registered Holder shall promptly use commercially reasonable efforts to comply with any applicable requirements under the Antitrust Law relating to filing and furnishing of information to the Federal Trade Commission and the Antitrust Division of the Department of Justice. Each of the Company and such Registered Holder shall bear and pay any costs or expenses that it incurs in compliance with this requirement.

        11. AMENDMENT; WAIVER. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Registered Holder. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the Registered Holder, any future Registered Holder and the Company.

        12. NOTICES. All notices and other communications from the Company to the Registered Holder shall be deemed given when personally delivered, mailed by first-class registered or certified mail, postage prepaid, delivered by recognized overnight courier service, or transmitted by facsimile (with confirmation by first class mail), to the address furnished to the Company in writing by the Registered Holder who shall have furnished an address and/or facsimile number to the Company in writing.

        13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

        14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware, excluding that body of law applicable to conflicts of laws.

        15. TERMS BINDING. By acceptance of this Warrant, the Registered Holder of this Warrant (and each subsequent assignee, transferee or Registered Holder of this Warrant) accepts and agrees to be bound by all the terms and conditions of this Warrant.

        16. COUNTERPARTS. This Warrant may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company and the Registered Holder have executed this Warrant as of the Issue Date.


THE COMPANY:                                ACKNOWLEDGED AND ACCEPTED
                                              BY REGISTERED HOLDER:

AT HOME CORPORATION                         CENTURY COMMUNICATIONS CORP.


By: /s/ DEAN A. GILBERT                    By: /s/ CLIFFORD A. BAIL
   ------------------------------             ----------------------------------

Name: Dean A. Gilbert                      Name: Clifford A. Bail
     ----------------------------               --------------------------------

Title: SVP, GM @Home                       Title: Vice President
      ---------------------------                -------------------------------






                            [WARRANT SIGNATURE PAGE]